STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into on this 30th day of August 1999, by and between Kestrel Equity Corporation, an Arizona corporation ("Buyer") and John Honour, an individual resident in the State of California (the "Seller").


                                    RECITALS

         WHEREAS, the Seller is the owner of Four Hundred Thousand (400,000) unrestricted shares of common stock (the "Shares") of New Visual Entertainment, Inc. ("NVE"); and

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Shares pursuant to the terms of this Agreement.

         NOW, THEREFORE, in exchange for good and valuable consideration, and in consideration of the covenants and conditions hereafter set forth, the parties hereto agree as follows:

1. PURCHASE AND SALE OF SHARES.

         1.1 PURCHASE. Upon the terms and subject to the conditions contained herein, on the Closing Date (as defined below), Honour will sell, assign, transfer and convey to Purchaser, and Purchaser will purchase from the Seller, all of the Seller's rights, title and interest in and to the Shares.

         1.2 PURCHASE PRICE. Upon the terms and subject to the conditions contained herein, the price to be paid for the Shares shall be equal to Four Hundred Thousand Dollars ($400,000) payable in the form of a convertible promissory note, the form of which is attached hereto as Exhibit A (the "Note").

2. CLOSING.

         2.1 CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on September 25, 1999 (the "Closing Date"). The Closing will be held at the offices of the Purchaser. The Closing may be held at such other date, time and place as the parties may mutually agree.

         2.2 DELIVERIES AT CLOSING.

                  (a) At the Closing, the Seller shall deliver or cause to be delivered to the Purchaser the stock certificates representing the Shares and executed stock powers duly endorsed.

                  (b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Seller the Note.

3. REPRESENTATIONS OF THE SELLER. As of the date hereof, the Seller represents and warrants to the Purchaser as follows:

         3.1 TITLE TO SHARES. The Shares are owned by the Seller free and clear of any and all liens, claims, encumbrances, equities, options, claims, charges and restrictions.

         3.2 AUTHORITY. The Seller has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Seller and is enforceable with respect to the Seller in accordance with its terms.

4. REPRESENTATIONS OF THE PURCHASER. As of the date hereof, the Purchaser represents and warrants to the Seller as follows:

         4.1 ORGANIZATION AND GOOD STANDING. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, and has all requisite power and authority and all licenses, permits and authorizations necessary to own or lease its properties and to carry on its business as it is now being conducted. The Company is duly qualified and in good standing in each of the jurisdictions in which it is required by the nature of its business so to qualify, and where failure so to qualify might have a material adverse effect upon the business of the Company or impair the ability of the Company to consummate the transactions contemplated herein.

         4.2 AUTHORITY TO PERFORM AGREEMENT. The Purchaser has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement, the payments provided for herein, and the consummation of the transactions contemplated hereby, have been duly authorized by the Purchaser's board of directors, and no other corporate proceeding on the part of the Purchaser is necessary to authorize the Purchaser's officers to perform this Agreement and the transactions contemplated herein.

5. CONDITIONS TO THE OBLIGATIONS OF THE PARTIES. The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

         5.1 OBLIGATIONS OF THE BUYER AT CLOSING. The obligation of the Buyer hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Buyer in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Buyer of any other condition or of any of its rights or remedies, at law or in equity, if the Seller shall be in default or breach of any of its representations, warranties or covenants hereunder:

                  (a) The Seller shall have performed the agreements and covenants required to be performed by the Seller under this Agreement prior to the Closing, and the representations and warranties of the Seller contained herein shall be true in all material respects on and as of the Closing Date as if made on and as of such date.

                  (b) The Seller shall have delivered the stock certificate(s) representing the Shares.

         5.2 OBLIGATIONS OF THE SELLER AT CLOSING. The obligation of the Seller hereunder to consummate the transactions contemplated by this Agreement is expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Seller in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any other condition or of any of its rights or remedies, at law or in equity, if the Buyer shall be in default or breach of any of its representations, warranties or covenants hereunder:

                  (a) The Buyer shall have performed the agreements and covenants required to be performed by the Buyer under this Agreement prior to the Closing, and the representations and warranties of the Buyer contained herein shall be true in all material respects on and as of the Closing Date as if made on and as of such date.

                  (b) The Buyer shall deliver the Note.

6. MISCELLANEOUS.

         6.1 GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of California.

         6.2 HEADINGS. The headings are solely for the convenience of reference, and shall not affect the interpretation of this Agreement.

         6.3 ARBITRATION. Any and all disputes, controversies, and claims arising out of or relating to the Agreement, or concerning the rights of any one or more parties hereto, shall be settled and determined by arbitration before a single arbitrator in Orange County, California, in accordance with the then existing rules of the American Arbitration Association. The arbitrator's award shall be entered within six (6) months after filing a demand for arbitration and shall be final and binding upon all parties, and judgment thereon may be entered in any court of the State of California, any other state court, U.S. Federal Court or any court of the territory for the enforcement thereof. The service of any notice, process, motion, or other document in connection with an arbitration award hereunder may be effectuated by either personal service or by certified or registered mail, return receipt requested.

         6.4 SEVERABILITY. The parties acknowledge that if any provision of the Agreement is declared void, or unenforceable by judicial, administrative, or other governmental authority in any jurisdiction, the remaining provisions of the Agreement shall not thereby be nullified but shall remain in full force and effect. Any provision that is deemed by a court of competent jurisdiction to be null and void will be excluded from the Agreement without affecting the overall validity of the Agreement.

         6.5 FURTHER ASSURANCES. If at any time after Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, Purchaser and Seller will take such further action (including the execution and delivery of such further instruments and documents) as the other party to this Agreement reasonably may request.

         6.6 ENTIRE AGREEMENT. This Agreement evidences the complete understanding and agreement of the parties hereto with respect to its subject matter and supersedes and merges any prior understandings or agreements.

         6.7 AMENDMENTS. This Agreement may not be modified except by a writing subscribed to by both parties.

         6.8 WAIVER. No waiver of any breach of any of the covenants or provisions contained in this Agreement will be construed as a waiver of any subsequent breach of the same or any other covenant or provisions.

         6.9 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         6.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed, all as of date first above written.

                                              "Seller"



                                              /S/ John Honour
                                              ---------------
                                              JOHN HONOUR


                                              "Buyer"

                                              KESTREL EQUITY CORPORATION



                                              By: ___________________
                                              Name:__________________
                                              Its:___________________

                                   EXHIBIT A

                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF MAKER IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO MAKER, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

$400,000                                                      September 25, 1999

         FOR VALUE RECEIVED, Kestrel Equity Corporation, an Arizona corporation ("Maker"), promises to pay to John Honour, an individual ("Holder"), at the offices of the Maker, the principal sum of Four Hundred Thousand Dollars ($400,000), plus interest thereon from the date hereof until paid on the terms set forth below; PROVIDED, HOWEVER, that in the event this Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Stock Purchase Agreement made and effective as of September 25, 1999 among Maker and Holder (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

         1. MATURITY DATE. The unpaid principal balance of this Note and all accrued but unpaid interest shall be due and payable on September 25, 2001, unless this Note is earlier converted or paid in accordance with the terms hereof.

         2. INTEREST. The unpaid principal balance outstanding under this Note shall bear interest at the rate of eight percent (8%) per annum.

         3. PAYMENTS. Payments of interest only shall be payable on the last day of each month, commencing October 31, 1999.

         4. DEFAULT; ACCELERATION. The entire sum of unpaid principal and any accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

                  4.1 Default in the payment of any installment of principal or interest when due should such default not be cured within thirty (30) days after written notice thereof is delivered to Maker at its last known address; or

                  4.2 An assignment by Maker of substantially all of its assets for the benefit of creditors; or

                  4.3 The adjudication of Maker as a bankrupt (in involuntary or voluntary proceedings); or

                  4.4 The filing by Maker of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

         The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

         5. CONVERSION.

                  5.1 OPTIONAL CONVERSION. All or any portion of the unpaid principal balance outstanding under this Note may be converted into fully paid and non-assessable shares of Maker's common stock, $.001 par value per share (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by Two Dollars ($2.00) (the "Conversion Price"), subject to adjustment as provided in
Section 7 below, with any accrued but unpaid interest paid in cash at the time of conversion.

                  5.2 NOTICE OF CONVERSION. If Holder desires to convert the Note, Holder shall provide written notice to Maker at the principal offices of Maker, notifying Maker of the requested conversion to be effected. Within ten
(10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

                  5.3 MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

                  5.4 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

         6. MAKER RIGHT TO PREPAY NOTE. Subject to the earlier conversion of this Note pursuant to Section 5 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

         7. ADJUSTMENTS. The Conversion Price and the number of shares into which this Note may be converted are subject to adjustment from time to time as follows:

                  7.1 RECLASSIFICATIONS, ETC. If Maker, at any time while this Note, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

                  7.2 SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If Maker, at any time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and
(ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

         8. INVESTMENT REPRESENTATIONS. Holder acknowledges that this Note and the Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

         9. NO ASSIGNMENT. Neither Maker nor Holder shall be entitled to assign, pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder.

         10. NO STOCKHOLDER RIGHTS. Prior to the conversion hereof, nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker.

         11. APPLICABLE LAW. This Note and the rights and obligations of the parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

         12. ATTORNEYS' FEES. In the event of any suit, action or arbitration to enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                                                     Kestrel Equity Corporation,
                                                     an Arizona corporation



                                                     By:________________________
                                                     Name:______________________
                                                     Its:_______________________